Exhibit 17


                             JOINT FILING AGREEMENT,
                          DATED AS OF OCTOBER 24, 2001


         In accordance with Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing of Net2Phone Holdings, L.L.C., IDT Domestic-Union, LLC, IDT Investments Inc., IDT Nevada Holdings, Inc., IDT Domestic Telecom, Inc., IDT Telecom, Inc., IDT Corporation, Howard S. Jonas, ITelTech, LLC and AT&T Corp. on behalf of each of them of a statement on Schedule 13D (including amendments thereto) with respect to shares of Common Stock, par value $0.01 per share, of Net2Phone, Inc., and that this Agreement be included as an Exhibit to such joint filing. This Agreement may be executed in any number of counterparts all of which taken together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the undersigned hereby execute this Agreement this 24th day of October 2001.


                                 NET2PHONE HOLDINGS, L.L.C.


                                 By: /s/ JOYCE J. MASON
                                     ----------------------------------------
                                     Name:  Joyce J. Mason
                                     Title: Manager

                                 IDT DOMESTIC-UNION, LLC


                                 By: IDT Domestic Telecom, Inc., its managing member


                                       By: /s/ MOTTI LICHTENSTEIN
                                           ------------------------------------
                                           Name:  Motti Lichtenstein
                                           Title: Chief Executive Officer

                                 IDT INVESTMENTS INC.


                                 By: /s/ ANTHONY S. DAVIDSON
                                     ------------------------------------------
                                       Name:  Anthony S. Davidson
                                       Title: Vice President & Chief Financial
                                                Officer

                                 IDT NEVADA HOLDINGS, INC.


                                 By: /s/ ANTHONY S. DAVIDSON
                                     ------------------------------------------
                                       Name:  Anthony S. Davidson
                                       Title: Vice President & Chief Financial
                                                Officer

                                 IDT DOMESTIC TELECOM, INC.


                                  By: /s/ MOTTI LICHTENSTEIN
                                      -----------------------------------------
                                      Name:  Motti Lichtenstein
                                      Title: Chief Executive Officer

                                 IDT TELECOM, INC.


                                  By: /s/ MOTTI LICHTENSTEIN
                                      -----------------------------------------
                                      Name:  Motti Lichtenstein
                                      Title: Chief Executive Officer

                                 IDT CORPORATION


                                 By: /s/ JAMES COURTER
                                     ------------------------------------------
                                       Name:  James A. Courter
                                       Title: Chief Executive Officer and Vice
                                                Chairman

                                 /s/ HOWARD S. JONAS
                                 ----------------------------------------------
                                 Howard S. Jonas

                                 ITELTECH, LLC


                                 By: /s/ ROBERT FEIT
                                     ------------------------------------------
                                       Name:  Robert Feit
                                       Title: President

                                 AT&T CORP.


                                 By: /s/ ROBERT FEIT
                                     ------------------------------------------
                                       Name:  Robert Feit
                                       Title: General Attorney and Assistant
                                                Secretary